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                                                                    EXHIBIT 10.1
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  FIRST AMENDMENT, dated as of April 20, 1998 (this "Amendment"), to the CREDIT
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AGREEMENT, dated as of December 15, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Fox Sports Net, LLC,
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fX Networks, LLC, Fox Sports RPP Holdings, LLC (collectively, the "Borrower"),
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Fox/Liberty Networks, LLC, the Lenders parties to the Credit Agreement, the
Syndication Agent and Documentation Agent named therein and The Chase Manhattan Bank, as Administrative Agent. Terms defined in the Credit Agreement shall be used in this Amendment with their defined meanings unless otherwise defined herein.


                             W I T N E S S E T H :
                             - - - - - - - - - -

  WHEREAS, the Borrower and Fox/Liberty have requested certain amendments to the Credit Agreement as set forth herein; and

  WHEREAS, the parties hereto are willing to agree to such amendments on the terms and conditions set forth herein;

  NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:


  I.  AMENDMENTS.
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      1.  Section 6.2.  Paragraph (e) of Section 6.2 of the Credit Agreement is
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hereby amended and restated in its entirety as follows:

      "(e) Guarantee Obligations incurred in the ordinary course of business by any Loan Party in respect of obligations permitted by this Agreement to be incurred by (i) the Borrower or any Wholly Owned Restricted Group Subsidiary or (ii) any Limited Group Member so long as, in the case of this clause (ii), (x) except in the case of Fox Sports Net, the obligations so guaranteed consist of obligations related to an RSN, (y) the maximum amount (the "Stated Maximum Guarantee Amount") available to be drawn in respect thereof is expressly stated in the documents pursuant to which such Guarantee Obligation is created and (z) such Guarantee Obligation is permitted by Section 6.7(g) (it being understood that, for the purposes of clause (iii) of said Section, the amount of the Investment resulting from such Guarantee Obligation shall equal the Stated Maximum Guarantee Amount);"

     2.  Section 6.7.  Section 6.7 of the Credit Agreement is hereby amended by
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adding the following new paragraph (m) to the end thereof:

      "(m) (i) the acquisition of an approximately 92% profits interest and a 100% capital interest in FIT TV Partnership, a Delaware general partnership ("FIT TV"), for an aggregate purchase price not to exceed $18,000,000, (ii) the acquisition of a 20% membership interest in Body By Jake Enterprises, L.L.C., a Delaware limited liability company ("BBJ"), for an aggregate purchase price not to exceed $1,000,000 and (iii) subsequent Investments in FIT TV and BBJ in an aggregate amount not to exceed $35,000,000 during the term of this Agreement"

      3.  Section 6.14.  Section 6.14 of the Credit Agreement is hereby amended
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by adding the following sentence to the end thereof:

      "Notwithstanding anything to the contrary in this Section 6.14, the Loan Parties shall be permitted to incur Guarantee Obligations of the type described in Section 6.2(e)(ii)."

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      4.  Schedule 3.15. Schedule 3.15 of the Credit Agreement is hereby amended
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as follows:

      (a) by deleting MASN Holdings, LLC from the list of Unrestricted Group Subsidiaries and adding it to the list of Restricted Group Subsidiaries under its new name, SportSouth Holdings, LLC, reflecting a change in its common ownership interest to 50% Liberty/Fox Southeast LLC and 50% LMC Southeast Sports Inc. and reflecting further Liberty/Fox Southeast, LLC's preferred interest in an amount equal to its capital contributions to SportSouth Holdings, LLC plus a 15% return, compounded monthly;

      (b) by reflecting a change in the ownership of SportSouth Network, Ltd. to evidence the transfer by LMC Southeast Sports Inc. of a 44% profits interest in SportSouth Network, Ltd. to SportSouth Holdings, LLC; and

      (c) by adding to the list of Unrestricted Group Subsidiaries, BB Fit Holdings, LLC, a Delaware limited liability company 100% of the membership interest of which is owned by SportSouth Holdings, LLC, FIT TV Holdings, LLC, a Delaware limited liability company 100% of the membership interest of which is owned by BB Fit Holdings, LLC, and FIT TV Partnership, a Delaware general partnership of which 100% of the capital interest and 92% of the profits interest are owned by FIT TV Holdings, LLC and the remaining 8% profits interest is held by third parties.


     II.  MISCELLANEOUS.
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       1.  Representations and Warranties.  The Borrower hereby represents and
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warrants as of the date hereof that, after giving effect to this Amendment, (a)
no Default or Event of Default has occurred and is continuing and (b) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

       2.  Expenses.  The Borrower agrees to pay or reimburse the Administrative
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Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

       3.  No Change.  Except as expressly provided herein, no term or
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provision of the Credit Agreement shall be amended, modified or supplemented, and each term and provision of the Credit Agreement shall remain in full force and effect.

       4.  Effectiveness.  This Amendment shall become effective as of the date
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hereof upon receipt by the Administrative Agent of (a) an executed counterpart of this Amendment from Fox/Liberty and the Borrower and (b) executed Lender Consent Letters (or facsimile transmissions thereof) from the Required Lenders consenting to the execution of this Amendment by the Administrative Agent.

       5.  Counterparts.  This Amendment may be executed by the parties hereto
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in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

       6.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
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PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED
IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES.

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  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.


                              FOX SPORTS NET, LLC

                              By: /s/ Jeff Shell
                                  --------------
                                  Name: Jeff Shell
                                  Title:  Executive Vice President and
                                          Chief Financial Officer


                              FX NETWORKS, LLC

                              By: /s/ Jeff Shell
                                  --------------
                                  Name: Jeff Shell
                                  Title:  Executive Vice President and
                                          Chief Financial Officer


                              FOX SPORTS RPP HOLDINGS, LLC

                              By: /s/ Jeff Shell
                                  --------------
                                  Name: Jeff Shell
                                  Title:  Executive Vice President and
                                          Chief Financial Officer


                              FOX/LIBERTY NETWORKS, LLC

                              By: /s/ Jeff Shell
                                  --------------
                                  Name: Jeff Shell
                                  Title:  Executive Vice President and
                                          Chief Financial Officer


                              THE CHASE MANHATTAN BANK, as Administrative Agent

                              By: /s/ John Haltmaier
                                  ------------------
                                  Name: John Haltmaier
                                  Title: Vice President

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